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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 27, 2002

                       CONSOLIDATED CONTAINER COMPANY LLC
              (Exact name of registrant specified in its charter)

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
          DELAWARE                       333-88157                     75-2825338
(State or other Jurisdiction            (Commission                 (I.R.S. Employer
      of Incorporation)                File Number)                Identification No.)

       3101 TOWERCREEK PARKWAY, SUITE 300 ATLANTA, GA                     30339
          (Address of principal executive offices)                     (Zip Code)

         Registrant's telephone number, including area code: (678) 742-4600

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ITEM 5. OTHER EVENTS

    On March 4, 2002, Consolidated Container Company LLC issued a press release attached hereto as Exhibit 99. In addition, attached hereto as Exhibit 10.1 is the amendment to the credit agreement referred to in the press release.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Not Applicable.

    (b) Not Applicable.

    (c) Exhibits.

    The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

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
         EXHIBIT NO.        TITLE
    ---------------------   -----
            10.1            Fifth Amendment and Agreement to the Credit Agreement and
                            First Amendment to the Security Agreement, dated as of
                            February 27, 2002, by and among Consolidated Container
                            Company LLC, Bankers Trust Company as Agent, and several
                            financial institutions parties to the credit agreement,
                            dated as of July 1, 1999.

            99              Press Release of Consolidated Container Company LLC issued
                            March 4, 2002.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       CONSOLIDATED CONTAINER COMPANY LLC

                                                       By:  /s/ TYLER L. WOOLSON
                                                            -----------------------------------------
                                                            Name: Tyler L. Woolson
                                                            Title:  CHIEF FINANCIAL OFFICER
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Date: March 4, 2002
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                                 EXHIBIT INDEX

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
         EXHIBIT NO.        DESCRIPTION
    ---------------------   -----------
            10.1            Fifth Amendment and Agreement to the Credit Agreement and
                            First Amendment to the Security Agreement, dated as of
                            February 27, 2002, by and among Consolidated Container
                            Company LLC, Bankers Trust Company as Agent, and several
                            financial institutions parties to the credit agreement,
                            dated as of July 1, 1999.

            99              Press Release of Consolidated Container Company LLC issued
                            March 4, 2002.